BANK OF AMERICA MERRILL LYNCH 2013 CONSUMER & RETAIL CONFERENCE MARCH 13, 2013

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company’s control. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors included in the disclosure under the heading “FORWARD-LOOKING STATEMENTS AND RISK FACTORS” in “ITEM 1A. RISK FACTORS” of A&F’s Annual Report on Form 10-K for the fiscal year ended January 28, 2012, in some cases have affected and in the future could affect the Company’s financial performance and could cause actual results for the 2013 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. CHANGE IN ACCOUNTING METHODOLOGY The Company changed its method of accounting for inventory from the retail method to the cost method effective in the fourth quarter of Fiscal 2012. OTHER INFORMATION All dollar and share amounts are in thousands unless otherwise stated. Sub-totals and totals may not foot due to rounding. The Fiscal 2012 retail calendar includes a fifty-third week.

STRATEGIC OBJECTIVE LEVERAGE THE INTERNATIONAL APPEAL OF OUR ICONIC BRANDS TO BUILD A HIGHLY PROFITABLE, SUSTAINABLE, GLOBAL BUSINESS

ADJUSTED P&L SUMMARY* - COST METHOD 2012 2011 % NET SALES GROSS PROFIT GROSS PROFIT RATE OPERATING INCOME OPERATING MARGIN NET INCOME NET INCOME PER DILUTED SHARE DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING $4,510,805 2,816,709 62.4% 381,640 8.5% $241,603 $2.90 83,175 $4,158,058 2,550,224 61.3% 346,467 8.3% $222,075 $2.48 89,537 8.5% 10.5% 10.2% 8.8% 16.9% -7.1% * The adjusted P&L summary, for both 2012 and 2011, is from continuing operations and is presented on a non-GAAP basis excluding impairment and other charges.

$5.00 $6.00 $4.00 $3.00 $2.00 $1.00 $0.00 2007 2008 2009 2010 20122011 RESTATED NON-GAAP DILUTED EPS HISTORY* $5.45 $1.60 $2.85$3.45 $0.89 $1.73 - 0.49 0.060.06 0.23 0.34 - 0.39 -- - 0.03 $5.45 $2.48 $2.90$3.51 $1.12 $2.10 GAAP EPS (1) IMPAIRMENT OTHER CHARGES NON-GAAP EPS * From Continuing Operations (1) GAAP EPS for 2010 forward are reported under the cost method. Prior figures are reported under the retail method as the Company determined that it would be impracticable to restate.

* Operating income for 2010 forward are reported under the cost method. Prior figures are reported under the retail methond as the company determined that it would be impracticable to restate. ADJUSTED OPERATING INCOME* 400,000 7.5% 500,000 10.0% 600,000 12.5% 700,000 15.0% 800,000 17.5% 900,000 20.0% 1,000,000 22.5% 300,000 5.0% 200,000 2.5%100,000 0.0%0 2007 2008 2009 2010 20122011 OP MARGIN (%)OPERATING INCOME (000’S)

PROFIT IMPROVEMENT CROSS FUNCTIONAL TEAMS • PROCESS EFFICIENCY & ROI • AUR TEAMS CONSIST OF FULL-TIME LEADERS, SUPPORTED BY OTHER SENIOR ASSOCIATES

STRATEGIC INITIATIVES MERCHANDISING INITIATIVES INVENTORY OPTIMIZATION INSIGHT & INTELLIGENCE CUSTOMER ENGAGEMENT AVERAGE UNIT COST EXPENSE REDUCTION U.S. STORE CLOSURES

INTERNATIONAL SALES & STORE COUNT 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 200,000 0 2008 15 2009 28 2010 52 2012 139 2011 99

PRO FORMA LIQUIDITY AS OF 2/2/2013 CASH & EQUIVALENTS TERM LOAN REVOLVER PRO FORMA LIQUIDITY $646 150 350 $1,146

* Operating Cash Flow less Capex FREE CASH FLOW* 400,000 450,000 350,000 300,000 250,000 200,000 150,000 100,000 50,000 0 2007 2008 2009 2010 2012 Est.2011

CAPITAL ALLOCATION HISTORY 700,000 800,000 600,000 500,000 400,000 300,000 200,000 100,000 0 2007 2008 2009 2010 20122011 CAPEXDIVIDENDS SHARE REPURCHASES

STRATEGIC OBJECTIVE LEVERAGE THE INTERNATIONAL APPEAL OF OUR ICONIC BRANDS TO BUILD A HIGHLY PROFITABLE, SUSTAINABLE, GLOBAL BUSINESS